EXHIBIT 99.9

2007 NON-EMPLOYEE DIRECTOR CASH DEFERRAL ELECTION FORM

First Name: _________________	Last Name: _________________	SSN: _________________

1. DEFERRAL ELECTION

I hereby irrevocably elect to defer the payment of the following compensation for my services as a member of the Ingram Micro Inc. Board of Directors in 2007:

Cash Retainer: ________% of the annual cash retainer elected not to exceed $70,000 ($85,000 for committee chairperson or $90,000 for audit committee chairperson).

Meeting Fees: ________% of the $1,500 meeting fee for each meeting I attend during 2007 of the Ingram Micro Inc. Board of Directors and its committees on which I serve.

2. INITIAL INVESTMENT ELECTIONS: Choose among the following:

Investment elections must be in whole percentages and must be divisible by 5%. The sum of the elections must equal 100%. You may obtain a fund prospectus for any of the funds by contacting Fidelity Investments*

_____ I participated in the Ingram Micro Board of Directors Deferred Compensation Plan in 2006. Use my current investment elections for the 2007 Plan year. If you want to change your investment elections, you may do so at any time by contacting Fidelity Investments*.

_____ I am a new Ingram Micro Board of Directors Deferred Compensation Plan participant for 2007. Please invest my deferred compensation for the 2007 Plan year according to the following elections. The elections must be in whole percentages and must be divisible by 5%. The sum of the elections must equal 100%. You may obtain a fund prospectus for any of the funds by contacting Fidelity Investments*.

____% - Fidelity Managed Income Portfolio	____%- American Funds Growth Fund of America Class R4
____% -Dodge & Cox Balanced Fund	____% - Artisan Mid Cap Fund-Investor Class
____% - Fidelity Equity-Income Fund	____% - Vanguard Small-Cap Growth Index Fund-Investor Class
____% - Artisan Small Cap Value Fund	____% - PIMCO Total Return Fund-Institutional Class
____% - Spartan U.S. Equity Index Fund	% - Fidelity Diversified International Fund
____% - Fidelity Freedom Income Fund	% - Fidelity Freedom 2005 Fund
____% - Fidelity Freedom 2010 Fund	% - Fidelity Freedom 2015 Fund
____% - Fidelity Freedom 2020 Fund	% - Fidelity Freedom 2025 Fund
____% - Fidelity Freedom 2030 Fund	% - Fidelity Freedom 2035 Fund
____% - Fidelity Freedom 2040 Fund

_____________________________________________	_______________________
Non-Employee Director’s Signature	Date

*To contact Ingram Micro’s Deferred Compensation Plan Administrator, please call Fidelity at (800) 835-5095 or log on to Fidelity’s website at www.401K.com.

FOR BENEFITS DEPARTMENT USE ONLY
Effective Date:	Date Received:	Benefits Dept. Representative:

2007 NON-EMPLOYEE DIRECTOR
DISTRIBUTION ELECTION AND BENEFICIARY DESIGNATION FORM

First Name: _________________	Last Name: _________________	SSN: _________________

DISTRIBUTION ELECTION: You may change the form of your distribution (to the extent permitted under Section 409A of the Internal Revenue Code) and/or delay your distribution date, provided you complete and submit a new Distribution Election Form to the Corporate Benefits Department at least 12 months after the date of the preceding election and at least 12 months in advance of the scheduled distribution date. Delays in distribution dates must be made for a period of not less than five (5) years from the date payment would otherwise have been made.

Please make an election in both Section A and Section B below for your deferred compensation
A. I elect the following distribution date and form of distribution payment for my 2007 deferred compensation.

1. DISTRIBUTION DATE*:

Please select one of the following distribution dates for your Deferred Compensation Plan account balance.

________	60 days following my termination of service from the Board with the Company, including death, disability or retirement.

________	On January 31 of the calendar year following the year of my termination of service from the Board with the Company, including death, disability or retirement.

2. DISTRIBUTION PAYMENT OPTIONS*

Please select one of the following distribution payment options.
________ Lump Sum Payment	________ 5 Annual Installments (5 years)
________ 20 Quarterly Installments (5 years)	________ 10 Annual Installments (10 years)
________ 40 Quarterly Installments (10 years)	________ 15 Annual Installments (15 years)
________ 60 Quarterly Installments (15 years)

*If you do not make an election for the form of your distribution payment, the default form of distribution is quarterly installments over a 10-year period commencing 60 days following your termination of service from the Board with the Company, including death, disability or retirement.

B. BENEFICIARY DESIGNATION: In the event of my death, the following beneficiaries are to share equally, unless otherwise specified.

Name	Relationship	Social Security Number	Percentage

By signing below, I authorize Ingram Micro to distribute my deferred compensation account according to the distribution election chosen above. I understand that my distribution will be reported as taxable income on Form 1099 in the year(s) of distribution.

_____________________________________________	_______________________
Non-Employee Director’s Signature	Date